EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is dated as of this 15th day of December, 1998, is by and between Unidigital Inc., a Delaware corporation with an office for purposes of this Agreement at 20 West 20th Street, New York, New York 10011 (hereinafter the "Company" or "Employer") and Peter Saad with an address at 328 Albany Street, New York, New York 10280 (hereafter the "Employee").

                             W I T N E S S E T H :

 WHEREAS:

     (a) Company wishes to engage the services of Employee to render services for and on its behalf in accordance with the following terms, conditions and provisions; and

     (b) Employee wishes to perform such services for and on behalf of the Company, in accordance with the following terms conditions and provisions.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained the parties hereto intending to be legally bound hereby agree as follows:

1.   EMPLOYMENT
     ----------

     Company hereby employs Employee and Employee accepts such employment and shall perform his duties and the responsibilities provided for herein in accordance with the terms and conditions of this Agreement principally in New York City, New York.

2.   EMPLOYMENT STATUS
     -----------------

     Employee shall at all times be Company's employee subject to the terms and conditions of this Agreement.

3.   TERM
     ----

     The term of this Agreement shall commence on December 15, 1998, and shall terminate on December 31, 2000, (the "Term"), and may be extended upon mutually agreed to terms and conditions.

4.   POSITION
     --------

     During Employee's employment hereunder, Employee shall serve as President of the Company. In such positions, Employee shall have the customary powers, responsibilities and authorities of officers in such positions of corporations of the size, type and nature of the Company. Employee shall perform such duties and exercise such powers commensurate with his position and responsibilities as shall be reasonably determined from time to time by William Dye, currently the Chairman of the Board, President and Chief Executive Officer of the Company and shall report directly to William Dye and only to William Dye. Employee shall be provided with an office, staff and other working facilities consistent with his position and as required for the performance of his duties and as reasonably determined by William Dye. Employee will continue to serve on the Company's Board of Directors during the Term and so long as he is employed by the Company hereunder. At such time as Employee's employment hereunder ceases, for any reason whatsoever, Employee shall immediately submit his resignation as a member of the Company's Board of Directors.

5.   COMPENSATION
     ------------

     (a) For the performance of all of Employee's services to be rendered pursuant to the terms of this Agreement, Company will pay and Employee will accept the following compensation:

     Base  Salary.  During the Term,  Company  shall pay the Employee an initial
     -------------
base annual salary of $500,000 (the "Base Salary") payable in regular installments in accordance with the Company's usual payment practices (which currently is in equal biweekly installments). Employee shall be entitled to such further increases, if any, in his Base Salary as may be determined from time to time in the sole discretion of William Dye; but, in any event, Employee shall be entitled to receive an annual increase equal to the increase in the CPI for the New York Metropolitan Area over the base period, as hereinafter used, on an annual basis. The base period for determining whether Employee shall be entitled to any increase in the Base Salary shall be the month of December 1998. The increase in the Base Salary, if any, will be based upon the amount the CPI increased from December 1998 to December 1999 and if there is an increase it shall be effective in January 1999. Employee's Base Salary, as in effect from time to time, is hereinafter referred to as the "Employee's Base Salary".

     (b) Company shall deduct and withhold from Employee's compensation all required taxes, including but not limited to Social Security, withholding and otherwise, and any other applicable amounts required by law or any taxing authority.

6.   EMPLOYMENT BENEFITS
     -------------------

     During the Term hereof and so long as Employee is not terminated, Employee shall receive and be provided health insurance benefits including medical and hospitalization, and other such programs established by the Company, (collectively "Employee Benefits") on the same basis as those other benefits are generally made available to the executives of the Company provided Employee qualifies for them.

     Pursuant to a prior employment agreement between the parties, the terms of which are superseded by this Agreement, Employee received the option to purchase 125,000 shares of the Company's common stock. Those options are now fully vested

     Upon the execution of this Agreement, Employee shall receive the option to purchase a further 75,000 shares of the common stock of the Company in accordance with the procedures and provisions of the Company's current Stock Option plan. Said options shall vest immediately upon the execution of this Agreement.

     In the event this Agreement is terminated:

     (a) by Employer with cause, any stock option rights that are then vested shall remain vested in Employee consistent with the terms of this Agreement and any unvested stock option rights shall be forfeited ab initio;

     (b) by Employer without cause, any stock option rights that are then vested and any stock options rights that will be vested within three (3) months from the date of the termination shall be and remain vested in Employee consistent with the terms of this Agreement and any unvested stock option rights not due to vest within three (3) months shall be forfeited ab initio;

     (c) by Employee, any stock option rights that are then vested shall remain vested in Employee consistent with the terms of this Agreement and any unvested stock option rights shall be forfeited ab initio; and

     (d) by virtue of the expiration of the Term, Employee shall retain all vested option rights for a period of ninety (90) days if the shares underlying the options have been registered and for a period of two (2) years for the options on underlying shares that are unregistered. Employee shall be entitled to receive not less than six weeks vacation for year one and four weeks vacation for year two during the Term and Employee may accrue vacation or receive compensation for unused vacation at the current level.

7.   BUSINESS EXPENSES AND PERQUISITES
     ---------------------------------

     (a) Employee shall be entitled to receive reimbursement from the Company for reasonable travel (business class), entertainment and other business expenses incurred by Employee in the performance of his duties hereunder and such amount shall be reimbursed by the Company on a monthly basis and in accordance with Company policies then in effect.

     (b) Employee shall be entitled to an automobile allowance of $750 per month during the Term and so long as Employee's employment hereunder is not terminated.

8.   TERMINATION
     -----------

     (a)  For Cause by the Company
          ------------------------

          (i) Employee's employment hereunder may be terminated by the Company for cause. For purposes of this Agreement, "cause" shall mean (u) Employee's willful dishonesty that is serious enough to have a materially detrimental effect upon the Company's best interests, (v) Employee's gross negligence provided such acts relate to the Company, (w) Employee's breach of a material term or provision of this Agreement which is not cured or ceased within thirty (30) days after forwarding to Employee written notice setting forth the breach, (x) Employee's misconduct of a nature that is serious enough to have a materially detrimental effect upon the Company's best interest, (y) Employee's unjustified failure to perform his duties hereunder or to follow reasonable directions of William Dye, the Company's Board of Directors, which is not cured or ceased within thirty
(30) days after forwarding to Employee written notice setting forth the breach, and (z) Employee's conviction of, or plea of nolo contendere to, any crime constituting a felony under the laws of the United States or any State thereof, or any crime constituting or involving moral turpitude.

          (ii) If Employee is terminated for cause, he shall be entitled to receive Employee's Base Salary from Company through the date of termination and Employee shall be entitled to no other payments of Employee's Base Salary under this Agreement. Under all circumstances Employee shall keep his options which have vested. All other benefits, if any, due Employee following Employee's termination of employment pursuant to this Subsection 8 (a) shall be determined in accordance with the plans, policies and practices of the Company for executives.

     (b)  Disability or Death.
          --------------------

          (i) Employee's employment hereunder shall terminate upon his death or if Employee becomes physically or mentally incapacitated and is therefore unable (or will as a result thereof, be unable) for a period of four (4) consecutive months or for an aggregate of eight (8) months in any twenty-four (24) consecutive month period to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of Employee as to which Employee and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Employee and the Company. If Employee and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing to the Company and Employee shall be final and conclusive for all purposes of this Agreement.

          (ii) Upon termination of Employee's employment hereunder during the Term as a result of death, Employee's estate or named beneficiary (ies) shall receive from the Company (x) Employee's Base Salary at the rate in effect at the time of Employee's death through the end of the month in which his death occurs and (y) the proceeds of any life insurance policy maintained for his benefit by the Company.

          (iii) All other benefits, if any, due Employee following Employee's termination of employment pursuant to this Subsection 8 (b) shall be determined in accordance with the plans, policies and practices of the Company.

     (c)  Without Cause by the Company.
          -----------------------------

          (i) If Employee's employment is terminated by the Company without cause (other than by reason of Disability or death), then Employee shall be entitled to payment from the Company, in an amount equal to six (6) months of Employee's Base Salary to be paid to Employee during immediately succeeding next bi-weekly intervals. All other benefits, if any, due Employee following Employee's termination of employment pursuant to this Subsection 8 (c) (i) shall be paid for the first six
(6) months immediately following Employee's termination hereunder. Also, any stock options rights that are then vested and any stock option rights that will be vested within three months from the date of the termination shall be and remain vested in Employee consistent with the terms of this agreement. If Employer lawfully terminates employment hereunder, Employee shall have two (2) years from the date of termination to exercise vested options, if any, if the underlying shares are unregistered; and if the underlying share are registered, then Employee shall have ninety (90) days from the date of termination to exercise vested options, if any.

     (d)  Termination  by  Employee.  If   Employee  wishes  to  terminate   his
          -------------------------
employment with the Company for any reason, Employee must afford Company with at least three full months written notice of termination. Such termination by Employee shall not be deemed a breach of this Agreement. If Employee lawfully terminates his employment hereunder, Employee shall have two (2) years from the date of termination to exercise vested options, if any, if the underlying shares are unregistered; and if the underlying shares are registered, then Employee shall have ninety (90) days from the date of termination to exercise vested options, if any.

     (e)  Change of Control.  For  purpose of this Agreement "Change of Control"
          -----------------
shall mean (i) any transaction or series of transactions (including, without limitation, a tender offer, merger or consolidation) the result of which is that any "person" or "Group" (within the meaning of Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the "beneficial" owners (as defined in Rule 13 (d) (3) under the Securities Exchange Act of 1934) of more than fifty percent

(50%) of the total aggregate voting power of all classes of the voting stock of the Company and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis, or (ii) a sale of assets constituting all or substantially all of the assets of the Company (determined on a consolidated basis). In the event of such a Change of Control the new entity shall be obligated to perform the Company's obligation under the terms of this Agreement.

9.   NON-DISCLOSURE OF INFORMATION
     -----------------------------

     Employee acknowledges that by virtue of his position he will be privy to the Company's trade secrets including but not limited to Company's customer list and private processes, as they may exist or as Company may determine from time to time, and that such secrets are valuable, special, and unique assets of Company's business and constitute confidential information and trade secrets of Employer (hereafter collectively "Confidential Information"). Employee shall not, while employed hereunder and for a period of twenty four (24) months thereafter, intentionally disclose all or any part of the Confidential Information to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever, nor shall Employee and any other person by, through or with Employee, while employed hereunder and for a period of twenty four months (24) thereafter, intentionally make use of any of the Confidential Information for any purpose or for the benefit of any other person or entity, other than Company, under any circumstances. Company and Employee agree that a violation of the foregoing covenants will cause irreparable injury to the Company, and that in the event of a breach or threatened breach by Employee of the provisions of this Section, Company shall be entitled to an injunction restraining Employee from:

     (a) Disclosing, in whole or in part, any Confidential Information to any person, firm, corporation, association or other entity to whom any such information, in whole or in part, has been disclosed or is threatened to be disclosed in violation of this Agreement.

     (b)  Continuing such injurious actions.

     Nothing herein stated shall be constructed as prohibiting the Company from pursuing any other rights and remedies, at law or in equity, available to the Company for such breach or threatened breach, including the recovery of damages from the Employee.

10.  RESTRICTIVE COVENANT.
     ---------------------

     Without the prior written approval of the Company's Board of Directors first obtained:

     (a) For a period of three (3) months after the termination of this Agreement irrespective of whether Employee is desirous of extending the Term or Employer is desirous of extending the Term, Employee covenants and agrees that, within a radius of twenty five (25) miles from each of the then present place
(s) of Company's business or any other area in which Company is engaged in business, he shall not own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control, whether directly or indirectly, as an individual on his own account, or as a partner, member, joint venture, officer, director or shareholder of a corporation or other entity (this excludes ownership of less than five

(5%) percent of any public company), of any business similar to or competitive with the type of business conducted by Company at the time of the termination or expiration of this Agreement and for an additional three (3) months immediately thereafter Employee further covenants and agrees he shall not, directly or indirectly, in any manner whatsoever interfere with, solicit or disrupt or attempt to interfere with, solicit or disrupt the relationship, contractual or otherwise, between Company and any customer, supplier, lessee or employee of Company, its parent or subsidiaries. Employer shall have the absolute right to extend the three (3) month non-compete, non-solicitation period for up to an additional eighteen (18) months upon the transmission of written notice to Employee. Employer shall notify Employee of its intent to exercise the option at the expiration of the initial three (3) month cumulative period. If the Employer chooses to extend the initial three (3) month period then the Employer shall make the contemporaneous payment to Employee of a sum equal to fifty (50%) percent of Employee's Base Salary for the period that Employer is desirous of extending the period. Such right may be exercised on a month-to-month basis by Employer upon 30 days notice.

     (b)  For  the periods set  forth in the  immediately preceding subparagraph
(a) Employee covenants and agrees that within a radius of twenty-five (25) miles from each of the then present place (s) of Company's business or any other area in which Company is engaged in business, he shall not render any services to any person, firm, corporation, association or other entity to whom any confidential information in whole or in part, has been disclosed or is threatened to be disclosed in violation of this Agreement.

     (c) Company and Employee agree that a violation of either of the foregoing covenants will cause irreparable injury to the Company, and that in the event of a breach or threatened breach by Employee of the provisions of this Section, Company shall be entitled to an injunction.

     (d) Employee acknowledges that the restrictions contained in this Paragraph 10 are reasonable. In that regard, it is the intention of the parties to this Agreement that the provisions of this Paragraph 10 shall be enforced to the fullest extent permissible under the law and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any portion of this Paragraph 10 shall be adjudicated or deemed to be invalid or unenforceable, the remaining portions shall remain in full force and effect, and such invalid or unenforceable portion shall be limited to the particular jurisdiction in which such adjudication is made.

11.  BREACH OR THREATENED BREACH OF COVENANTS.
     -----------------------------------------

     In the event of Employee's actual or threatened breach of his obligations under either Paragraph 9 or 10, or both, of this Agreement, in addition to any other remedies Company may have, Company shall be entitled to obtain a temporary restraining order and a preliminary and/or permanent injunction restraining the other from violating these provisions. Nothing in this Agreement shall be constructed to prohibit Company from pursuing and obtaining any other available remedies which Company may have for such breach or threatened breach, whether at law or in equity, including the recovery of damages from the other.

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

12.  REPRESENTATIONS AND WARRANTIES BY EMPLOYEE.
     -------------------------------------------

     Employee hereby warrants and represents that he is not subject to or a party to any restrictive covenants or other agreements that in any way preclude, restrict, restrain or limit him (a) from being an Employee of Company, (b) from engaging in the business of Company in any capacity, directly or indirectly, and
(c) from competing with any other persons, companies, businesses or entities engaged in the business of Company.

13.  NOTICES.
     --------

     Any notice required, permitted or desired to be given under this Agreement shall be sufficient if it is in writing and (a) personally delivered to Employee or an authorized member of Company, (b) sent by overnight delivery, or (c) sent by registered or certified mail, return receipt requested, to Employer's or Employee's address as provided in this Agreement or to a different address designated in writing by either party. In all instances of notices to be given to Company, a copy by like means shall be delivered to Company's counsel care of Buchanan Ingersoll, College Centre, 500 College Road East, Princeton, New Jersey 08540. In all instance of notices to be given to Employee, a copy by like means shall be delivered to Employee's counsel care of Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, New York, New York 10176, Attn: Fredric A. Kleinberg, Esq.. Notice is deemed given on the day it is delivered personally or by overnight delivery, or five (5) business days after it is received, if transmitted by the United States Post Office.

14.  ASSIGNMENT.
     -----------

     Employee acknowledges that his services are unique and personal. Accordingly, Employee may not assign his rights or delegate his duties or obligations under this Agreement. Company's rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon the Company's successors and assigns. Company has the absolute right to assign it's rights and benefits under the terms of this Agreement.

15.  WAIVER OF BREACH.
     -----------------

     Any waiver of a breach of a provision of this Agreement, or any delay or failure to exercise a right under a provision of this Agreement, by either party, shall not operate or be construed as a waiver of that or any other subsequent breach or right.

16.  ENTIRE AGREEMENT.
     -----------------

     This Agreement contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing which is signed by the parties. The parties hereto agree that any existing employment agreement between them shall terminate as of the date of this Agreement. All options allocated for the Term as a non-executive director are to be granted on a pro rata basis for the time served by Employee in such capacity. These options vest upon the grant and employee shall have ten (10) years from the date of this Agreement to exercise these options irrespective of Employee's relationship with the Company.

17.  GOVERNING LAW.
     --------------

     This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

18.  SEVERABILITY
     ------------

     The invalidity or non-enforceability of any provision of this Agreement or application thereof shall not affect the remaining valid and enforceable provisions of this Agreement or application thereof.

19.  CAPTIONS
     --------

     Captions in this Agreement are inserted only as a matter of convenience and reference and shall not be used to interpret or construe any provisions of this Agreement.

20.  GRAMMATICAL USAGE
     -----------------

     In construing or interpreting this Agreement, masculine usage shall be substituted for those feminine in form and vise versa, and plural usage shall be substituted or singular and vice versa, in any place in which the context so requires.

21.  CAPACITY.
     ---------

     Employee has read and is familiar with all of the terms and conditions of this Agreement and has the capacity to understand such terms and conditions hereof. By executing this Agreement, Employee agrees to be bound by this Agreement and the terms and conditions hereof.

22.  COUNTERPARTS
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed to be original, but all of which together shall constitute one and the same Agreement.

23.  ARBITRATION
     -----------

     Notwithstanding anything herein to the contrary, but except for any injunction provisions provided for in this Agreement, any claim, dispute or controversy arising from, related to, involving or pertaining to the terms or provisions of or relationship created by this Agreement shall be submitted to binding arbitration under the rules of the American Arbitration Association then obtaining in the County, City and State on New York and any award or determination by the American Arbitration Association shall be final and binding upon the parties. Any such award or determination shall be capable of being submitted to the United States District Court Southern District of New York or the New York State Supreme Court for the County of New York as a final judgment -- and the parties hereto consent to the jurisdiction of said courts as the Courts with the sole and exclusive jurisdiction. Each party shall bear his or its own costs, including but not limited to attorneys' fees, of such arbitration proceedings.

24.  REPRESENTATIVE BY THE COMPANY.
     ------------------------------

     Company  hereby   represents  that  this  Agreement  is  duly  and  validly
authorized and enforceable against the Company in accordance with its terms; similarly all options granted herein have been duly and validly authorized.

25.  SUPERSEDING   AGREEMENT.  The   parties  understand  and  agree  that  this
     ------------------------
     Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings between the parties with respect to its subject matter.

     IN WITNESS WHEREOF, each of the parities hereto has executed this Agreement as of the date first hereinabove written.

                                            UNIDIGITAL INC.

                                            /s/ William E. Dye
                                            -----------------------------
                                            By: William E. Dye


                                            /s/ Peter Saad
                                            -----------------------------
                                            Peter Saad






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